UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MH ELITE PORTFOLIO OF FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MH ELITE PORTFOLIO OF FUNDS, INC.

MH Elite Fund of Funds

MH Elite Small Cap Fund of Funds

MH Elite Select Portfolio of Funds

MH Elite Income Fund of Funds

220 Russell Avenue

Rahway, NJ 07065

1-800-318-7969

www.mhelite.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 28, 2011

To the investors (each, a “Shareholder”; together, the “Shareholders”) in MH Elite Fund of Funds (the “Elite Fund”) and the investors in MH Elite Small Cap Fund of Funds (the “Elite Small Cap Fund”), the investors in MH Elite Select Portfolio of Funds (the “Elite Select Portfolio”), the investors in MH Elite Income Fund of Funds (the “Elite Income Fund”) and collectively, the “Funds”):

Notice is hereby given that an annual meeting of Shareholders of MH Elite Portfolio of Funds, Inc. (the "Corporation"), which is the New Jersey corporation that is comprised of the Funds, will be held at 220 Russell Avenue, Rahway, NJ 07065 on October 28, 2011, at 9:00 AM Eastern Time, for the following purposes:

1)

To elect five (5) directors to the Corporation’s Board of Directors;

2)

To ratify or reject the selection of the firm Sanville & Co. as the independent public accountants to audit and certify financial statements of the Funds for the fiscal year ending December 31, 2011; and

3)

To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

This is a combined Notice and Proxy Statement(s) for MH Elite Portfolio of Funds, Inc.  There is enclosed a proxy form solicited by the Board of Directors.  Each investor of each Fund will be asked to vote by using a proxy (or proxies) that correspond(s) to the Fund(s) in which such investor is invested.  For each Fund you are invested in, please complete a proxy card for each Fund.   Any form of proxy which is executed and returned, nevertheless may be revoked prior to its use.  All such proxies properly executed and received in time will be voted at the Meeting.

The Board of Directors has established the close of business on September 16, 2011, as the record date for determination of the shareholders entitled to notice of, and to vote at, the meeting.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON,

PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY FOR EACH FUND.

PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.

By order of the Board of Directors:

Harvey Merson

Rahway, New Jersey

Secretary

September 22, 2011

This Page left Intentional Blank

PROXY STATEMENT

THE BOARD OF DIRECTORS OF MH ELITE PORTFOLIO OF FUNDS, INC.

HEREBY SOLICITS YOUR PROXY

MH ELITE FUND OF FUNDS

MH ELITE SMALL CAP FUND OF FUNDS

MH ELITE SELECT PORTFOLIO OF FUNDS

MH ELITE INCOME FUND OF FUNDS

220 Russell Avenue

Rahway, New Jersey 07065

1-800-318-7969

www.mhelite.com

Enclosed herewith is a notice and form of proxy for an Annual Meeting of holders (each, a “Shareholder”; together, the “Shareholders”) of MH Elite Fund of Funds (“Elite Fund”), the MH Elite Small Cap Fund of Funds (“Elite Small Cap Fund”), the MH Elite Select Portfolio of Funds (“Elite Select Portfolio”), the MH Elite Income Fund of Funds (“Elite Income Fund”), and collectively, the "Funds") to be held on October 28, 2011, and if the Meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (attached).  Each of the Funds is a portfolio of MH Elite Portfolio of Funds, Inc. (the "Corporation"), a New Jersey corporation.  This proxy material was first mailed to shareholders on or about September 26, 2011.

The Board of Directors recommend that you vote as follows:

1.

For electing the Board’s nominees to serve as Directors;

2.

For ratifying the selection of the firm Sanville & Co. as the independent public accountants to audit and certify financial statements of the Funds for the fiscal year ending December 31, 2011; and

You may revoke your proxy(ies) at any time before it is exercised either by mail notice to the Fund(s) or through resubmittal at a later date.  In addition, any shareholder may vote in person at the meeting if such shareholder chooses, in which case votes cast at the meeting would supersede previously filed proxies.

You are requested to place your voting instructions on the enclosed proxy and then sign, date and return the signed proxy to the Fund.  For each Fund you are invested in, please complete the appropriate proxy, then sign, date and return them to the Funds’ offices.

The cost of soliciting proxies will be borne by the investment advisor, MH Investment Management, Incorporated.

Notice of Internet Availability of Proxy Materials

The MH Elite Portfolio of Funds, Inc. 2011 Proxy is available on our web site at www.mhelite.com.  Hard copies of the 2011 Proxy can be requested by calling 1-800-318-7969 or by email at info@mhelite.com.

There is one class of capital stock in the Corporation (“Common Stock”).  The Common Stock covers all of the Funds.  Each share of Common Stock has one vote.  On September 16, 2011, the date of record (the “Record Date”), the total number of outstanding shares of Common Stock was 2,894,761 of which 1,241,818 represented shares invested in the Elite Fund , 719,951 represented shares invested in the Elite Small Cap Fund, 855,875 represented shares in the Elite Select Portfolio and 77,117 represented shares invested in the Elite Income Fund.  Only holders of shares at the close of business on the Record Date are entitled to receive notice of, and to vote at, the meeting.  In all matters, each share has one vote.

Fund	Number of Shares Outstanding On Record Date
Total shares outstanding	2,894,761
Shares representing interest in MH Elite Fund of Funds	1,241,818
Shares representing interest in MH Elite Small Cap Fund of Funds	719,951
Shares representing interest in MH Elite Select Portfolio of Funds	855,875
Shares representing interest in MH Elite Income Fund of Funds	77,117

Shareholders of each Fund vote together with respect to the proposals.  The outcome of a vote affecting one Fund could affect another Fund.

PROPOSAL NO. 1

APPROVAL OF ELECTION OF DIRECTORS

There are five (5) nominees listed below who have consented to serve as directors of the Corporation, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified.  Each nominee elected as director will be responsible for overseeing all of the Funds of the Corporation.  None of these nominees is a director of (i) any other investment management company or (ii) any other company the capital stock of which is listed on any securities exchange or actively trades in a public marketplace.

Name,Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside of the Fund Complex
DISINTERESTED DIRECTORS
Vincent Farinaro 565 Fallbrook Drive Venice, FL 34292 82	Independent Director	One Year, Since July 31, 1998	Retired	4	None
Howard Samms 4 Surrey Lane Lambertville, NJ 08530 65	Independent Director Chairman of the Board Since January 1, 2005	One Year, Since July 31, 1998	Retired from Johnson and Johnson Healthcare Systems, Director of Finance	4	None
Tice Walker 52 Oak Avenue Metuchen, NJ 08840 42	Independent Director	One Year, Since September 1, 2003	American Re-Insurance Actuary	4	None
INTERESTED DIRECTORS
Jeff Holcombe (a) 8 Guildford Court Annandale, NJ 08801 55	Interested Director, Vice-President	One year, Since July 31, 1998	Telcordia Technologies, Director of Software Development	4	None
Vincent Rettino (b) 235 Russell Avenue Rahway, NJ 07065 35	Interested Director	One Year, Since October 31, 2008	Teacher Union, NJ School District, MH Investment Management Research Assistant	4	None

(a)

Mr. Holcombe is an "interested person" (as defined in the Investment Company Act of 1940) by virtue of his position as co-owner of the Fund's Investment Adviser.

(b)

Mr. Rettino is an "interested person" (as defined in the Investment Company Act of 1940) by performing research and analysis for the Fund’s Investment Adviser.

Shareholders have one vote for each share they own for each of the five (5) directors of their choice.  All proxies returned to the Funds, except those specifically marked to withhold authority, will be cast for the nominees listed above.  A majority of the votes cast (including those cast via proxy and those cast in person), when a quorum is present, will be required to elect each director.

Additional Information about the Board of Directors

The Corporation's Board of Directors generally meets at least three times annually.   In 2011, to date, the Corporation's Board of Directors have officially convened two meetings.  No director missed more than one meeting.

Mr. Vincent Farinaro retired in 2005 from Converted Paper Products, a manufacture of paper board and boxes.  Mr. Farinaro consulted on all aspects of production, sales, and distribution.  With over 50 years of work experience, Mr. Farinaro is a respected contributor to the Board. His people skills and life experiences compliment the academic background provided by some of the other Board members.

Mr. Howard Samms was the Finance Department Director for Johnson and Johnson Healthcare Systems and was responsible for all financial requirements of the Johnson and Johnson Healthcare Systems which includes monthly reporting, budget development and implementation, capital investment decisions and related asset management functions before his retirement in 2005. Mr. Samms, with his strong finance background, serves as the Board's Financial Expert.

Mr. Tice Walker is a Vice President, Senior Actuary at American ReInsurance. He is a Fellow of the Casualty Actuarial Society and is a member of the American Academy of Actuaries.  Mr. Walker began working in the actuarial profession in July 1992 consulting for insurance, reinsurance and financial firms. Mr. Walker's actuarial background allows him to provide a helpful assessment of the many risk factors faced by the Fund and the Board.

Mr. Jeff Holcombe is a Director of Development at Telcordia Technologies, Inc.. He is responsible for the planning, design, and development of software systems for the telephone industry.  Mr. Holcombe's background in technology plays a vital role in maintaining SEC reporting and documentation. As the Fund's Chief Information Officer, he is responsible for maintaining Fund records and supporting activities related to shareholder and accounting services.

Mr. Vincent Rettino is currently teaching in the Union NJ School District. He received his Bachelor's Degree in Health and Physical Education and in 2007 completed the Master's Degree Program in Educational Leadership from Kean University. In addition to his 13 years as an educator, Mr. Rettino holds the New Jersey Supervisor's and New Jersey Principal's certifications. He is also a research assistant for MH Investment Management Inc., the Funds Investment Adviser.  Mr. Rettino is currently preparing for the Certified Financial Planner (CFP) examination.  Combining the CFP designation along with his leadership skills, Vincent will be a valuable asset to the Funds as a member of the Board.

Process for Shareholders to Communicate Directly with a Specific Director

Any shareholder of the Corporation may communicate directly with any member of the Board by sending via first class mail a letter to that Director's attention at the following address:

[Director's name]

c/o MH Elite

220 Russell Avenue.

Rahway, New Jersey 07065

Director Compensation

Each director, if any, who is not an “interested director” as defined in the Investment Company Act of 1940 is paid $500 annually for each fund he/she oversees.  Additionally, the Chairman of the Board is paid $125 annually per Fund.  The Directors periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.  Neither the Interested Directors nor any officer of the Funds receives any compensation from the Funds.

Stock Ownership by Nominee

The following table provides, with respect to each nominee, information about the dollar range of all shares of each Fund that he/she owned beneficially as of September 16, 2011:

Dollar Range of Equity Securities in the Funds
Name of Director or Nominee	MH Elite Fund of Funds	MH Elite Small Cap Fund of Funds	MH Elite Select Portfolio of Funds	MH Elite Income Fund of Funds	Aggregate Dollar Range of Equity Securities in the Funds Overseen or to be Overseen by Director or Nominee
Jeff Holcombe	Over $100,000	Over $100,000	$10,000 – 50,000	None	Over $100,000
Vincent Farinaro	$50,000 –100,000	$10,000 – 50,000	$10,000 – 50,000	$10,000 – 50,000	Over $100,000
Vincent Rettino	None	None	None	None	None
Howard Samms	None	$10,000 – 50,000	None	None	$10,000 – 50,000
Tice Walker	Over $100,000	Over $100,000	$50,000 –100,000	None	Over $100,000

As a group, the Directors owned shares of the Funds valued at over $767,104 as of September 16, 2011.  The Directors and officers of each Fund own approximately 7.3%, 9.1%, 3.6% and 0% of the outstanding shares of the Elite Fund, Elite Small Cap Fund, Elite Select Portfolio and Elite Income Fund, respectively.

Principal Executive Officers

Name	Age	Executive Office & Tenure
Harvey Merson	60	President since 1998 (inception)
		Secretary
Jeff Holcombe	55	Vice-President since 1998 (inception)
		Treasurer

Officers of the Funds receive no compensation directly from the Funds for their services.

Director Meetings

The Directors meet three times a year to review the operations of each Fund.  The entire Board acts as the Funds’ Audit Committee.  The Board is devoted to reviewing each Fund's compliance procedures and practices, overseeing its accounting and financial reporting policies and practices and overseeing the quality and objectivity of its financial statements and the independent audit thereof.  The Directors also meet with employee(s) of MH Elite to review recent performance and the current investment climate for selected Funds. These meetings ensure that each Fund’s performance is reviewed in detail. During 2011, the average Director participated in approximately two board meetings.  There are no standing committees of the Board.

Your Fund does not have a policy with respect to Director attendance at shareholder meetings. The Funds are required to hold annual meetings.

Director Responsibilities

The Investment Company Act of 1940 (the “1940 Act”) and the rules and regulations promulgated there under require that your Fund have a minimum proportion of directors who are Non-Interested Directors. The Non-Interested Directors must vote separately to approve all financial arrangements and other agreements with your Fund's investment manager and other affiliated parties. The role of Non-Interested Directors has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a Fund.  Three of the five nominees for election as Directors would be Non-Interested Directors.

Among other ways, the Directors seek to represent shareholder interests:

•

by carefully reviewing your Fund's investment performance on an individual basis with your Fund's investment team;

•

by carefully reviewing the quality of the various other services provided to the Funds and their shareholders by MH Elite and its affiliates;

•

by discussing with senior management steps being taken to address any performance deficiencies;

•

by conducting an in-depth review of the fees paid by each Fund and by negotiating with MH Elite to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing MH Elite sufficient resources to continue to provide high quality services in the future;

•

by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each Fund;

•

by monitoring potential conflicts between the Funds and MH Elite and its affiliates to ensure that the Funds continue to be managed in the best interests of their shareholders.

.

Limitation of Liability

Under the Corporation’s By-Laws, the Directors and Officers are entitled to be indemnified by the Corporation to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Director or Officer of the Corporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTING THE CORPORATION’S NOMINEES TO SERVE AS DIRECTORS.

PROPOSAL NO. 2

APPROVAL OF THE SELECTION OF THE FIRM SANVILLE & CO. AS THE INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT AND CERTIFY FINANCIAL STATEMENTS OF THE FUNDS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011

Your Board of Directors has selected, subject to shareholder approval, the firm Sanville & Co. to audit and certify financial statements of the Funds for the year 2011.  In connection with the audit function, Sanville & Co. would review the Funds’ Annual Report to Shareholders and the Funds’ filings with the Securities and Exchange Commission.

Sanville & Co. does not have any direct or material indirect financial interest in the Funds.  A representative of Sanville & Co. will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting.  Such requests should be directed to the Secretary of the Funds at the Funds’ offices.

Audit Fees

The fees billed by Sanville & Co. for professional services rendered for the audit of MH Elite Small Cap Fund of Funds’ annual financial statements and for review of distributions to corresponding shareholders for the fiscal year ended December 31, 2010 was $7,500.  The fees billed by Sanville & Co. for professional services rendered for the audit of MH Elite Fund of Funds’ annual financial statements and for review of distributions to corresponding shareholders for the fiscal year ended December 31, 2010 was $6,500.  The fees billed by Sanville & Co. for professional services rendered for the audit of MH Elite Select Portfolio of Funds’ annual financial statements and for review of distributions to corresponding shareholders for the fiscal year ended December 31, 2010 was $6,000. There were no fees for the Elite Income Fund as the inception date was August 15, 2011.   If the shareholders ratify Sanville & Co. as the auditors of the Funds, the aggregate fees Sanville & Co. will bill for professional services for the four Funds is projected to be $25,000.  The Funds have not retained Sanville & Co. for tax services.

All other fees

Sanville & Co. did not bill the Funds for any other services, other than those described above.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF SANVILLE & CO. AS THE INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT AND CERTIFY FINANCIAL STATEMENTS OF THE FUNDS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011

Further Information About Voting And The Meeting

A majority of the shares entitled to vote constitute a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in this proxy statement).  A clerk appointed by the Directors will determine whether a quorum has been reached.  Approval of Proposals No. 1 and No. 2 requires the affirmative vote of a majority of the shares of the entire Corporation voted in person or by proxy at the meeting.  Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Directors as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.  Abstentions and broker non-votes have the effect of a vote “against” the proposal.

Revocation of Proxies

Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the clerk appointed by the Directors, (ii) by properly executing a later-dated proxy, or (iii) by attending the meeting and voting in person.

Adjournment

If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. The investment advisor, MH Investment Management, Incorporated, pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

MH ELITE FUND OF FUNDS

Title of Class/Portfolio[1]	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class/Portfolio[1]
MH Elite Fund of Funds	[Collectively, the officers and directors of the Corporation] c/o MH Elite 220 Russell Avenue. Rahway, New Jersey 07065	See Notes 1 and 2 immediately below this table	7.3%[2]

1The Corporation has no classes of stock other than its Common Stock.

2This group's aggregate investment in the MH Elite Fund of Funds approximates 7.3% of the total assets of that Fund.  This group's aggregate investment in the Funds, collectively, approximates 6.5% of the total assets of the Funds.  The group's aggregate shares in the Corporation equals 6.5% of the outstanding shares.

MH ELITE SMALL CAP FUND OF FUNDS

Title of Class/Portfolio[1]	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class/Portfolio[1]
MH Elite Small Cap Fund of Funds	Paul and Stephanie Scotto 68 Califon Drive Colonia, NJ 07067	[See Notes 1 and 2 immediately below this table]	5.9%[2]
MH Elite Small Cap Fund of Funds	Raymond and Grace Choy 20 Baltic Court Edison, NJ 08820	[See Notes 1 and 3 immediately below this table]	5.3%[3]
MH Elite Small Cap Fund of Funds	[Collectively, the officers and directors of the Corporation] c/o MH Elite 220 Russell Avenue. Rahway, New Jersey 07065	[See Notes 1 and 4 immediately below this table]	9.1%[4]

1The Corporation has no classes of stock other than its Common Stock.

2This shareholder's investment in the MH Elite Small Cap Fund of Funds approximates 5.9% of the total assets of that Fund.  This shareholder's aggregate investment in the Funds, approximates 2.7% of the total assets of the Funds.  The shareholder's aggregate shares in the Corporation equals 2.6% of the outstanding shares.

3This shareholder's investment in the MH Elite Small Cap Fund of Funds approximates 5.3% of the total assets of that Fund.  This shareholder's aggregate investment in the Funds, approximates 4.2% of the total assets of the Funds.  The shareholder's aggregate shares in the Corporation equals 4.1% of the outstanding shares.

4This group's aggregate investment in the MH Elite Small Cap Fund of Funds approximates 9.1% of the total assets of that Fund.  This group's aggregate investment in the Funds, collectively, approximates 6.5% of the total assets of the Funds.  The group's aggregate shares in the Corporation equals 6.5% of the outstanding shares.

MH ELITE SELECT PORTFOLIO OF FUNDS

Title of Class/Portfolio[1]	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class/Portfolio[1]
MH Elite Select Portfolio of Funds	Janet M. Arrington 177 Jefferson Road Princeton, NJ 08540	[See Notes 1 and 2 immediately below this table]	10.6%[2]
MH Elite Select Portfolio of Funds	[Collectively, the officers and directors of the Corporation] c/o MH Elite 220 Russell Avenue. Rahway, New Jersey 07065	[See Notes 1 and 3 immediately below this table]	3.6%[3]

1The Corporation has no classes of stock other than its Common Stock.

2This shareholder's investment in the MH Elite Select Portfolio of Funds approximates 10.6% of the total assets of that Fund.  This shareholder's aggregate investment in the Funds, approximates 3.0% of the total assets of the Funds.  The shareholder's aggregate shares in the Corporation equals 3.1% of the outstanding shares.

3This group's aggregate investment in the MH Elite Select Portfolio of Funds approximates 3.6% of the total assets of that Fund.  This group's aggregate investment in the Funds, collectively, approximates 6.5% of the total assets of the Funds.  The group's aggregate shares in the Corporation equals 6.5% of the outstanding shares.

The MH Elite Income Fund of Funds inception date was August 15, 2011 and is in the initial funding phase.  We anticipate the beneficial owners will change substantially in the future as additional investments in the Elite Income Fund occurs.

MH ELITE INCOME FUND OF FUNDS

Title of Class/Portfolio[1]	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class/Portfolio[1]
MH Elite Income Fund of Funds	Barbara A. Marion 3612 Downfield Place New Port Richey, FL 34655	[See Notes 1 and 2 immediately below this table]	23.3%[2]
MH Elite Income Fund of Funds	James M. Hastings 6600 Gasparilla Pines Blvd Unit 208 Englewood, FL 34224	[See Notes 1 and 3 immediately below this table]	16.1%[3]
MH Elite Income Fund of Funds	Robert C. Lutter 1 Haas Drive Ringoes, NJ 08551	[See Notes 1 and 4 immediately below this table]	13.3%[4]
MH Elite Income Fund of Funds	Richard Bannister 73 Hollynoll Drive Trenton, NJ 08619	[See Notes 1 and 5 immediately below this table]	13.0%[5]
MH Elite Income Fund of Funds	Alexander Corelli 28 Amy Circle New Town, PA	[See Notes 1 and 6 immediately below this table]	6.0%[6]
MH Elite Income Fund of Funds	Ted Haussner 10423 Prairie Hills Circle Sun City, AZ 85351	[See Notes 1 and 7 immediately below this table]	5.2%[7]
MH Elite Income Fund of Funds	Vincent J. & Phyllis L. Farinaro 565 Fallbrook Drive Venice, FL 34292	[See Notes 1 and 8 immediately below this table]	5.2%[8]
MH Elite Income Fund of Funds	Michelle Sandifer 2936 Sprint Oak Court Palm Harbor, FL 34684	[See Notes 1 and 9 immediately below this table]	5.2%[9]
MH Elite Income Fund of Funds	[Collectively, the officers and directors of the Corporation] c/o MH Elite 220 Russell Avenue. Rahway, New Jersey 07065	[See Notes 1 and 10 immediately below this table]	5.2%[10]

1The Corporation has no classes of stock other than its Common Stock.

2This shareholder's investment in the MH Elite Select Portfolio of Funds approximates 23.3% of the total assets of that Fund.  This shareholder's aggregate investment in the Funds, approximates 1.6% of the total assets of the Funds.  The shareholder's aggregate shares in the Corporation equals 1.6% of the outstanding shares.

3This shareholder's investment in the MH Elite Select Portfolio of Funds approximates 16.1% of the total assets of that Fund.  This shareholder's aggregate investment in the Funds, approximates 1.8% of the total assets of the Funds.  The shareholder's aggregate shares in the Corporation equals 1.8% of the outstanding shares.

4This shareholder's investment in the MH Elite Select Portfolio of Funds approximates 13.3% of the total assets of that Fund.  This shareholder's aggregate investment in the Funds, approximates 2.6% of the total assets of the Funds.  The shareholder's aggregate shares in the Corporation equals 2.6% of the outstanding shares.

5This shareholder's investment in the MH Elite Select Portfolio of Funds approximates 13.0% of the total assets of that Fund.  This shareholder's aggregate investment in the Funds, approximates 3.5% of the total assets of the Funds.  The shareholder's aggregate shares in the Corporation equals 3.5% of the outstanding shares.

6This shareholder's investment in the MH Elite Select Portfolio of Funds approximates 6.0% of the total assets of that Fund.  This shareholder's aggregate investment in the Funds, approximates 0.5% of the total assets of the Funds.  The shareholder's aggregate shares in the Corporation equals 0.5% of the outstanding shares.

7This shareholder's investment in the MH Elite Select Portfolio of Funds approximates 5.2% of the total assets of that Fund.  This shareholder's aggregate investment in the Funds, approximates 0.7% of the total assets of the Funds.  The shareholder's aggregate shares in the Corporation equals 0.7% of the outstanding shares.

8This shareholder's investment in the MH Elite Select Portfolio of Funds approximates 5.2% of the total assets of that Fund.  This shareholder's aggregate investment in the Funds, approximates 1.0% of the total assets of the Funds.  The shareholder's aggregate shares in the Corporation equals 1.0% of the outstanding shares.

9This shareholder's investment in the MH Elite Select Portfolio of Funds approximates 5.2% of the total assets of that Fund.  This shareholder's aggregate investment in the Funds, approximates 0.6% of the total assets of the Funds.  The shareholder's aggregate shares in the Corporation equals 0.6% of the outstanding shares.

10This group's aggregate investment in the MH Elite Select Portfolio of Funds approximates 5.2% of the total assets of that Fund.  This group's aggregate investment in the Funds, collectively, approximates 6.5% of the total assets of the Funds.  The group's aggregate shares in the Corporation equals 6.5% of the outstanding shares.

SHAREHOLDER PROPOSALS

The Funds tentatively expect to hold their next annual meeting of shareholders in October 2012.  Shareholder proposals may be presented at that meeting provided that they are received by the Funds not later than January 6, 2012, in accordance with Rule 14a-8 issued under the Securities Exchange Act of 1934, which sets forth certain requirements.

INVESTMENT ADVISER

MH Investment Management, Inc. (the “Adviser”) furnishes the Funds with investment advice and, in general, supervises the management and investment program of the Funds.  Harvey Merson and Jeff Holcombe are officers of the Adviser and of the Funds.  The Adviser is located at 220 Russell Avenue, Rahway, NJ 07065.

SHAREHOLDER REPORTS

Copies of the 2010 Annual Report and 2011 Semi-Annual Report have previously been sent to shareholders.  Shareholders may receive additional copies of the reports without charge by calling (800) 318-7969 , by writing to MH Elite Portfolio of Funds, Inc., 220 Russell Avenue, Rahway, NJ 07065 or from the MH Elite Portfolio of Funds web site at www.mhelite.com.  No part of the 2010 Annual Report or 2011 Semi-Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above.  Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors, to the extent permitted by law.

By order of the Board of Directors:

/s/ Harvey Merson

Harvey Merson

Secretary

Rahway, New Jersey

September 22, 2011

This Page left Intentional Blank

Proxy - Solicited by the Board of Directors MH Elite Portfolio of Funds, Inc. Annual Meeting of Shareholders October 28, 2011 www.mhelite.com

________________________________________________________________________________________

PLEASE COMPLETE THIS PROXY IF YOU ARE INVESTED IN

MH ELITE FUND OF FUNDS

________________________________________________________________________________________

Annual meeting of MH Elite Portfolio of Funds, Inc. (the "Corporation") will be held October 28, 2011 at 220 Russell Avenue, Rahway, New Jersey at 9:00 A.M.  The undersigned hereby appoints Harvey Merson and/or Jeff Holcombe as proxies to represent and to vote all shares of the Corporation that he/she owns or controls at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL.  THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1.

Election of Directors

à

FOR all nominees except as marked to the contrary below.

à

WITHHOLD AUTHORITY to vote for all nominees.

Instructions: To withhold authority to vote for a nominee(s), strike a line through his/her/their name(s) in the following list:

V. Farinaro, J. Holcombe, V. Rettino, H. Samms, T. Walker

2.

Ratification of the selection of the firm Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Corporation and of MH Elite Fund of Funds for the fiscal year ending December 31, 2011.

<> For	<> Against	<> Abstain

Please mark, date, sign and return the proxy promptly in the enclosed envelope.

For joint registrations, both parties should sign.  If more than two parties are jointly registered, please write in additional spaces and have all parties sign.

_______________________________

         _______________________________

Shareholder's Signature and Date

      Shareholder's Signature and Date

Proxy - Solicited by the Board of Directors MH Elite Portfolio of Funds, Inc. Annual Meeting of Shareholders October 28, 2011 www.mhelite.com

________________________________________________________________________________________

PLEASE COMPLETE THIS PROXY IF YOU ARE INVESTED IN

MH ELITE SMALL CAP FUND OF FUNDS

________________________________________________________________________________________

Annual meeting of MH Elite Portfolio of Funds, Inc. (the "Corporation") will be held October 28, 2011 at 220 Russell Avenue, Rahway, New Jersey at 9:00 A.M.  The undersigned hereby appoints Harvey Merson and/or Jeff Holcombe as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL.  THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1.

Election of Directors

à

FOR all nominees except as marked to the contrary below.

à

WITHHOLD AUTHORITY to vote for all nominees.

Instructions: To withhold authority to vote for nominees, strike a line through his/her/their name(s) in the following list:

V. Farinaro, J. Holcombe, V. Rettino, H. Samms, T. Walker

2.

Ratification of the selection of the firm Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Corporation and of MH Elite Fund of Funds for the fiscal year ending December 31, 2011.

<> For	<> Against	<> Abstain

Please mark, date, sign & return the proxy promptly in the enclosed envelope.

For joint registrations, both parties should sign.  If more than two parties are jointly registered, please write in additional spaces and have all parties sign.

_______________________________

                _______________________________

Shareholder's Signature and Date

                Shareholder's Signature and Date

Proxy - Solicited by the Board of Directors MH Elite Portfolio of Funds, Inc. Annual Meeting of Shareholders October 28, 2011 www.mhelite.com

__________________________________________________________________________________________

PLEASE COMPLETE THIS PROXY IF YOU ARE INVESTED IN

MH ELITE SELECT PORTFOLIO OF FUNDS

________________________________________________________________________________________

Annual meeting of MH Elite Portfolio of Funds, Inc. (the "Corporation") will be held October 28, 2011 at 220 Russell Avenue, Rahway, New Jersey at 9:00 A.M.  The undersigned hereby appoints Harvey Merson and/or Jeff Holcombe as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL.  THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1.

Election of Directors

à

FOR all nominees except as marked to the contrary below.

à

WITHHOLD AUTHORITY to vote for all nominees.

Instructions: To withhold authority to vote for nominees, strike a line through his/her/their name(s) in the following list:

V. Farinaro, J. Holcombe, V. Rettino, H. Samms, T. Walker

2.

Ratification of the selection of the firm Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Corporation and of MH Elite Fund of Funds for the fiscal year ending December 31, 2011.

<> For	<> Against	<> Abstain

Please mark, date, sign & return the proxy promptly in the enclosed envelope.

For joint registrations, both parties should sign.  If more than two parties are jointly registered, please write in additional spaces and have all parties sign.

_______________________________

                 _______________________________

Shareholder's Signature and Date

                Shareholder's Signature and Date

Proxy - Solicited by the Board of Directors MH Elite Portfolio of Funds, Inc. Annual Meeting of Shareholders October 28, 2011 www.mhelite.com

________________________________________________________________________________________

PLEASE COMPLETE THIS PROXY IF YOU ARE INVESTED IN

MH ELITE INCOME FUND OF FUNDS

________________________________________________________________________________________

Annual meeting of MH Elite Portfolio of Funds, Inc. (the "Corporation") will be held October 28, 2011 at 220 Russell Avenue, Rahway, New Jersey at 9:00 A.M.  The undersigned hereby appoints Harvey Merson and/or Jeff Holcombe as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL.  THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

3.

Election of Directors

à

FOR all nominees except as marked to the contrary below.

à

WITHHOLD AUTHORITY to vote for all nominees.

Instructions: To withhold authority to vote for nominees, strike a line through his/her/their name(s) in the following list:

V. Farinaro, J. Holcombe, V. Rettino, H. Samms, T. Walker

4.

Ratification of the selection of the firm Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Corporation and of MH Elite Fund of Funds for the fiscal year ending December 31, 2011.

<> For	<> Against	<> Abstain

Please mark, date, sign & return the proxy promptly in the enclosed envelope.

For joint registrations, both parties should sign.  If more than two parties are jointly registered, please write in additional spaces and have all parties sign.

_______________________________

                 _______________________________

Shareholder's Signature and Date

                Shareholder's Signature and Date